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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                   000-26719                38-3360865
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)               Number)            Identification Number)



5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                49519
         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code         616-406-3777


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Executive Compensation

         Mercantile Bank Corporation ("Mercantile") and its subsidiary, Mercantile Bank of West Michigan ("the Bank"), have previously entered into Employment Agreements with their four executive officers that are described in Mercantile's annual proxy statement. On October 28, 2004, as contemplated by the employment agreements, the Boards of Directors of Mercantile and the Bank approved the annual base salaries for the executive officers under the Employment Agreements for 2005. The amounts of the annual base salaries approved for 2005 for each of the four executive officers is set forth below.



NAME AND TITLE                                                              ANNUAL BASE SALARY FOR 2005
--------------                                                              ---------------------------
Gerald R. Johnson, Jr.                                                              $420,000
Chairman of the Board and Chief Executive Officer of Mercantile, Chairman
of the Board of the Bank

Michael H. Price                                                                    $365,000
President and Chief Operating Officer of Mercantile, President and Chief
Executive Officer of the Bank

Robert B. Kaminski, Jr.                                                             $215,000
Executive Vice President and Secretary of Mercantile, Executive Vice
President, Chief Operating Officer, Secretary and Cashier of the Bank

Charles E. Christmas                                                                $180,000
Senior Vice President, Chief Financial Officer and Treasurer of
Mercantile and the Bank



         In addition, the Boards of Directors of Mercantile and the Bank determined to permit the "employment period" set forth in each of the Employment Agreements to extend on December 31, 2004 for an additional year, so that the employment period provided for in each executive officer's Employment Agreement would extend through December 31, 2007. The Boards of Directors also approved a brief letter agreement amending the Employment Agreement with Mr. Kaminski to reflect his promotion from Senior Vice President to Executive Vice President.

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Directors' Fees

         On October 28, 2004, the Boards of Directors of Mercantile and the Bank approved increases to the annual retainer and meeting fees for directors. The increases became effective as of January 2, 2005.

         Beginning, January 2, 2005, non-employee directors of the Bank receive an annual retainer of $12,000, and a fee of $700 for each meeting of the Board of Directors of the Bank that they attend. In addition, non-employee directors of the Bank receive fees for each meeting of a committee of the Board of Directors that they attend. Meeting fees are $600 for each meeting of the Audit Committee, $500 for each meeting of the Compensation Committee, and $400 for each meeting of other committees of the Board of Directors of the Bank. Non-employee directors of Mercantile are paid meeting fees of the same amount for meetings of Mercantile's Board of Directors and its committees, when for Board meetings there is not also a meeting of the Board of Directors of the Bank on the same day, and for committee meetings there is not also a meeting of a committee of the Board of Directors of the Bank having the same name or function on the same day. For meetings that are held by telephone or other remote communications equipment, the meeting fees are half the amount described above. An annual retainer fee was added for the Chairmen of three of the committees of Mercantile's Board of Directors. The annual retainers are, for the Chairman of the Audit Committee - $4,000, for the Chairman of the Compensation Committee - $2,000, and for the Chairman of the Nominating Committee - $1,000. The same persons serve on the Boards of Directors of Mercantile and the Bank.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MERCANTILE BANK CORPORATION


                                 By:  /s/ Charles E. Christmas
                                      -----------------------------------------
                                      Charles E. Christmas
                                      Senior Vice President,
                                      Chief Financial Officer and Treasurer


Date:  February 18, 2005


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